UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 19, 2006

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ULTRASTRIP SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Florida	000-25663	65-0841549
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3515 S.E. Lionel Terrace
Stuart, FL 34997
(772) 287-4846

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 19, 2006, Mr. Todd J. Christie resigned as a director of UltraStrip Systems, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRASTRIP SYSTEMS, INC.
By:	/s/ J.C. “JIM” RUSHING III
Chief Financial Officer

Date: June 23, 2006

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